CERTAIN TRANSACTIONS	0 Months Ended	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2015
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Auspex:

On March 29, 2015, Teva entered into a merger agreement with Auspex Pharmaceuticals, Inc. ("Auspex"), an innovative biopharmaceutical company specializing in applying deuterium chemistry to known molecules to create novel therapies with improved safety and efficacy profiles. On April 7, 2015, pursuant to the merger agreement, Teva commenced a tender offer for all of the outstanding shares of Auspex at $101 per share in cash, or an aggregate of $3.5 billion. Subject to successful completion of the tender offer and satisfaction of the closing conditions, Teva expects the transaction to close in early May 2015.

Eagle:

On February 13, 2015, Teva entered into an exclusive license agreement with Eagle Pharmaceuticals, Inc. ("Eagle"), pursuant to which Teva licensed EP-3102, Eagle's bendamustine hydrochloride (HCl) rapid infusion product for the treatment of chronic lymphocytic leukemia (CLL) and indolent B-cell non-Hodgkin lymphoma (NHL).

Under the terms of the agreement, Eagle received an upfront cash payment of $30 million and may receive up to $90 million in additional milestone payments as well as royalties on net sales.

As the transaction was accounted as a business combination, the acquisition consideration was attributed to net assets on the basis of fair value of assets acquired and liabilities assumed based on a preliminary appraisal performed by management.

Tender offer:

In February 2015, Teva consummated a cash tender offer for certain of its outstanding senior notes as follows (principal amount):

As a result of the debt tender offer, Teva paid $1.3 billion in aggregate consideration (applicable purchase price including premium and accrued interest) to redeem $1.2 billion aggregate principal amount of senior notes.

Concurrently, Teva terminated an interest swap agreement designated as fair value hedge relating to its 2.95% senior notes due 2022 with respect to $456 million notional amount. In addition, Teva terminated a cross currency swap agreement designated as cash flow hedge relating to its 3.65% senior notes due 2021 with respect to $287 million notional amount.

The Company recorded $143 million expense in connection with the debt tender offer and the termination of the related swap agreements, recognized under financial expenses − net.

Issuance of senior notes:

In March 2015, Teva Pharmaceutical Finance Netherlands II B.V., a Teva finance subsidiary, issued senior notes in an aggregate principal amount of €2.0 billion, comprised of: €1.3 billion due in March 2023 bearing interest of 1.25% and €0.7 billion due in March 2027 bearing interest of 1.875%. All such notes are guaranteed by Teva.

Senior notes series	Previously outstanding	Purchased

	U.S. $ in millions

6.15% Senior Notes due 2036	$987	$197
3.65% Senior Notes due 2021	875	263
3.65% Senior Notes due 2021	875	287
2.95% Senior Notes due 2022	1,300	456

		$1,203